Exhibit 10.3

EXECUTION VERSION

INCREMENTAL ASSUMPTION AGREEMENT

AND AMENDMENT NO. 2

INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT NO. 2 (this “Agreement”) dated as of February 1, 2016 relating to the Credit Agreement dated as of February 2, 2015 (as amended by the Incremental Assumption Agreement and Amendment No. 1, dated May 19, 2015, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among PRESIDIO HOLDINGS INC. (“Holdings”), PRESIDIO IS LLC (as successor to Presidio IS Corp.) (“Intermediate Holdings”), PRESIDIO LLC (as successor of Presidio, Inc.) and PRESIDIO NETWORKED SOLUTIONS LLC (as successor of Presidio Networked Solutions, Inc.), as borrowers (collectively, the “Borrowers”), certain subsidiaries of Holdings, as Subsidiary Loan Parties, the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

RECITALS:

WHEREAS, the Borrowers hereby request in accordance with Section 2.21(a) an Incremental Term Loan in an aggregate principal amount of $25,000,000 (the “2016 Incremental Term Loan”) pursuant to Section 2.21(a) of the Credit Agreement, the Net Proceeds of which plus certain other indebtedness for borrowed money will be used to acquire (the “Acquisition”) substantially all the assets of Netech corporation pursuant to the Asset Purchase Agreement, dated as of December 31, 2015, by and among Presidio Infrastructure Solutions, LLC, as buyer, Holdings, Netech Corporation, as seller, the shareholders of Netech identified as such on the signature pages thereto, the Shareholder Control Persons (as defined therein) and the Shareholder Representative (as defined therein), and that the Credit Agreement be amended to reflect the foregoing, including by increasing the aggregate principal amount of the Term Loans under the Credit Agreement to reflect the incurrence of such Incremental Term B Loan; and

WHEREAS, the entity listed on Schedule I hereto (the “Incremental Term Lender”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the 2016 Incremental Term Loan set forth opposite its name under the heading “Incremental Term Loan Commitment” on Schedule I hereto (the “Incremental Term Loan Commitment”).

NOW, THEREFORE, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. 2016 Incremental Term Loan. Subject to the terms and conditions set forth herein, the Incremental Term Lender agrees to make an Incremental Term Loan to the Borrowers on the 2016 Incremental Effective Date in a principal amount not to exceed its Incremental Term Loan Commitment. Unless previously terminated, the Incremental Term Loan Commitment shall terminate at 5:00 p.m., New York City time, on the 2016 Incremental Effective Date.

(b) With effect from the 2016 Incremental Effective Date, the Incremental Term Loan shall be a “Term B Loan” and the Incremental Term Lender shall be a Lender with an outstanding Term B Loan.

(c) The Incremental Term Loan made on the 2016 Incremental Effective Date shall be funded at par, and except as set forth in this cause (c), the Incremental Term Loans shall have the same terms as the Term B Loans:

SECTION 3. Certain Consents and Agreements.

(a) The parties hereto hereby agree that, for all purposes under the Credit Agreement and the other Loan Documents, (i) the Incremental Term Commitments will constitute Commitments, Term B Loan Commitments and Incremental Commitments, (ii) the 2016 Incremental Term Loans will constitute Loans, Term Loans and Incremental Term Loans, (iii) the Incremental Term Lender will be a Lender, a Term Facility Lender, an Incremental Term Lender and (iv) the 2016 Incremental Term Loans and the Term Loans funded under the Credit Agreement prior to the 2016 Incremental Effective Date shall collectively constitute the one and the same Class of Term Loans.

(b) The parties hereto hereby agree that, notwithstanding anything in the Credit Agreement to the contrary,

(i)	the initial Interest Period with respect to Incremental Term Loans shall commence on the 2016 Incremental Effective Date and end on the date(s) necessary (as determined by the Administrative Agent) to ensure that all such 2016 Incremental Term Loans are included in the same Class as the Term Loans funded under the Credit Agreement prior to the 2016 Incremental Effective Date; and

(ii)	the Administrative Agent is hereby authorized to take all actions as it may reasonably deem to be necessary to ensure that all Incremental Term Loans are included in the same Class as the Term Loans funded under the Credit Agreement prior to the 2016 Incremental Effective Date and the Administrative Agent shall be authorized to mark the Register accordingly to reflect the amendments and adjustments set forth herein.

(c) Each of the Borrowers and the other Loan Parties hereby consents to the provisions of this Section 3.

SECTION 4. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“2016 Incremental Assumption Agreement” means the Incremental Assumption Agreement and Amendment No. 2, dated as of February 1, 2016 among the Borrowers, Intermediate Holdings, Holdings, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“2016 Incremental Effective Date” means the first date when each of the conditions under Section 6 of the 2016 Incremental Assumption Agreement have been met.

(b) The following definitions are hereby amended and restated in their entirety to read as follows:

“Term B Loans” shall mean (a) the term loans made by the Lenders to the Borrowers pursuant to Section 2.01(a) and the 2015 Incremental Assumption Agreement, and (b) any Incremental Term Loans in the form of Term B Loans made by the Incremental Term Lenders to the Borrower pursuant to Section 2.01(c), including the Incremental Term Loans made pursuant to the 2016 Incremental Assumption Agreement.

(c) Section 2.10(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) the Borrowers shall repay Term B Loans (including the Incremental Term Loan made on the 2016 Incremental Effective Date) on the last day of each March, June, September and December of each year (commencing on the last Business Day of March 2016) and on the applicable Term Facility Maturity Date or, if any such date is not a Business Day, on the next preceding Business Day (each such date being referred to as a “Term B Loan Installment Date”), in an aggregate principal amount of such Term B Loans equal to (A) in the case of quarterly payments due prior to the applicable Term Facility Maturity Date, an amount equal to $1,500,472.29, and (B) in the case of such payment due on the applicable Term Facility Maturity Date, an amount equal to the then unpaid principal amount of such Term B Loans outstanding;

SECTION 5. Representations of the Borrower. The Borrower represents and warrants that:

(a) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the 2016 Incremental Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b) no Event of Default or Default was continuing on and as of the 2016 Incremental Effective Date after giving effect hereto and to the extension of credit requested to be made on the 2016 Incremental Effective Date;

(c) Immediately after giving effect to the transactions contemplated hereunder on the 2016 Incremental Effective Date, (i) the fair value of the assets of Holdings and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of Holdings and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of Holdings and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of Holdings and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) Holdings and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) Holdings and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the 2016 Incremental Effective Date;

(d) As of the 2016 Incremental Effective Date, immediately after giving effect to the consummation of the transactions contemplated hereunder, Holdings does not intend to, and Holdings does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary; and

(e) As of the 2016 Incremental Effective Date, immediately after giving effect to the consummation of the transactions contemplated hereunder, the Affiliate Lenders in the aggregate own Term Loans with an aggregate principal amount not in excess of 30% of the aggregate principal amount of all Term Loans outstanding as of such date.

SECTION 6. Conditions. This Agreement shall become effective as of the first date (the “2016 Incremental Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received from each Loan Party, the Incremental Term Lender and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b) the Administrative Agent shall have received any required notice of borrowing of Incremental Term Loans pursuant to Section 2.03 of the Credit Agreement; provided, in each case, that such notice of borrowing shall be delivered in accordance the time periods specified in Sections 2.10(d) and 2.03, as applicable, of the Credit Agreement or such shorter period as the Administrative Agent may agree;

(c) the representations and warranties set forth in Section 5 above shall be true and correct as of the date hereof;

(d) the Administrative Agent shall have received a certificate, dated the 2016 Incremental Effective Date and executed by a Responsible Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 5 above;

(e) the Administrative Agent shall have received, on behalf of itself and the Incremental Term Lender, a favorable written opinion of (A) Wachtell, Lipton, Rosen & Katz, as New York and Delaware special counsel for the Loan Parties and (B) McGuireWoods LLP, as Florida and Georgia counsel for the Loan Parties, in each case (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Incremental Term Lender and (iii) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request;

(f) the Administrative Agent shall have received customary closing certificates and documentation consistent with those delivered on the Closing Date and such additional customary documents and filings as the Administrative Agent may reasonably require to assure that the Incremental Term Loans contemplated hereby are secured by the Collateral ratably with the existing Revolving Facility Loans;

(g) the Acquisition shall occur substantially simultaneously with the Borrowing of such Incremental Term Loans; and

(h) any fees and reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Latham & Watkins LLP) owing by the Borrower to the Administrative Agent and invoiced prior to the date hereof shall have been paid in full (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement or the Incremental Term Loans, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement or the Incremental Term Loans).

SECTION 7. Acknowledgement and Agreement. The parties hereto acknowledge and agree that, as of the date hereof, the Incremental Term Lender is an Affiliate Lender, and from and after the 2016 Incremental Effective Date, the Incremental Term Lender shall be subject to the requirements of Section 9.04 and Section 9.21 of the Credit Agreement to the same extent as though the Incremental Term Lender had received an assignment the 2016 Incremental Term Loan.

SECTION 8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any principle of conflicts of law that could require the application of any other law.

SECTION 9. Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the

Credit Agreement as modified hereby (including with respect to the Incremental Term Loans) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Loan Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Loan Obligations as increased hereby.

SECTION 11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.

SECTION 12. Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement). The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PRESIDIO HOLDINGS INC.

By:	/s/ Paul D. Flectcher
Name: Paul D. Flectcher
Title: Executive Vice President and Chief Financial Officer, and Assistant Secretary

PRESIDIO IS LLC

By:	/s/ Paul D. Flectcher
Name: Paul D. Flectcher
Title: Executive Vice President and Chief Financial Officer, and Assistant Secretary

PRESIDIO LLC

By:	/s/ Paul D. Flectcher
Name: Paul D. Flectcher
Title: Executive Vice President and Chief Financial Officer, and Assistant Secretary

PRESIDIO NETWORKED SOLUTIONS LLC

By:	/s/ Paul D. Flectcher
Name: Paul D. Flectcher
Title: Executive Vice President and Chief Financial Officer, and Assistant Secretary

ATLANTIX GLOBAL SYSTEMS, LLC

By:	/s/ Paul D. Flectcher
Name: Paul D. Flectcher
Title: Executive Vice President and Chief Financial Officer, and Assistant Secretary

PRESIDIO TECHNOLOGY CAPITAL, LLC

By:	/s/ Paul D. Flectcher
Name: Paul D. Flectcher
Title: Executive Vice President and Chief Financial Officer, and Assistant Secretary

[Signature Page to Incremental Assumption Agreement and Amendment No. 1]

3RD AVE. CREATIVE MARKETING & BRANDING LLC

By:	/s/ Paul D. Flectcher
Name: Paul D. Flectcher
Title: Executive Vice President and Chief Financial Officer, and Assistant Secretary

PRESIDIO NETWORKED SOLUTIONS GROUP, LLC

By:	/s/ Paul D. Flectcher
Name: Paul D. Flectcher
Title: Executive Vice President and Chief Financial Officer, and Assistant Secretary

PRESIDIO INFRASTRUCTURE SOLUTIONS LLC

By:	/s/ Paul D. Flectcher
Name: Paul D. Flectcher
Title: Executive Vice President and Chief Financial Officer, and Assistant Secretary

[Signature Page to Incremental Assumption Agreement and Amendment No. 2]

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement and Amendment No. 2]

Aegis Holdings, Inc, as Incremental Term Lender

By:	/s/ Paul D. Fletcher
Name: Paul D. Fletcher
Title: Executive Vice President and Chief Financial Officer, and Assistant Secretary

By:	/s/ Paul D. Fletcher
Name: Paul D. Fletcher
Title: Senior Vice President and General Counsel, and Secretary

[Signature Page to Incremental Assumption Agreement and Amendment No. 2]

Schedule I

2016 INCREMENTAL TERM LOAN COMMITMENTS

Incremental Term Lender	Incremental Term Loan Commitment
Aegis Holdings, Inc.	$25,000,000

Total	$25,000,000